UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22795
                                                    -----------

           First Trust Intermediate Duration Preferred & Income Fund
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: January 31, 2017
                                            ------------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
JANUARY 31, 2017 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
$25 PAR PREFERRED SECURITIES - 29.9%

                  BANKS - 10.4%
          85,593  Banc Of California, Inc., Series E ..................     7.00%          (a)        $    2,107,300
           4,043  Bank of America Corp., Series W .....................     6.63%          (a)               106,948
         122,775  Bank of America Corp., Series Y .....................     6.50%          (a)             3,210,566
         417,451  Citigroup Capital XIII (b) (c).......................     7.41%        10/30/40         10,778,585
         151,390  Citigroup, Inc., Series J (d)........................     7.13%          (a)             4,234,378
         500,000  Citigroup, Inc., Series K (c) (d)....................     6.88%          (a)            13,905,000
         300,000  Citigroup, Inc., Series S (c)........................     6.30%          (a)             7,746,000
          99,752  Fifth Third Bancorp, Series I (d)....................     6.63%          (a)             2,787,071
         168,761  FNB Corp. (c) (d)....................................     7.25%          (a)             5,057,767
         658,373  GMAC Capital Trust I, Series 2 (b) (c)...............     6.69%        02/15/40         16,920,186
         166,392  Huntington Bancshares, Inc., Series D ...............     6.25%          (a)             4,302,897
         293,789  ING Groep N.V. (c)...................................     6.20%          (a)             7,429,924
         169,165  JPMorgan Chase & Co., Series AA .....................     6.10%          (a)             4,362,765
         244,803  JPMorgan Chase & Co., Series BB .....................     6.15%          (a)             6,362,430
         523,000  KeyCorp, Series E (c) (d)............................     6.13%          (a)            14,330,200
         198,230  MB Financial, Inc., Series A (c) (e).................     8.00%          (a)             5,263,007
         691,300  People's United Financial, Inc., Series A (c) (d)....     5.63%          (a)            17,939,235
          38,987  PNC Financial Services Group, Inc., Series P (d).....     6.13%          (a)             1,105,671
         466,512  Royal Bank of Scotland Group PLC, Series S (c).......     6.60%          (a)            11,807,419
          50,000  US Bancorp, Series F (d).............................     6.50%          (a)             1,462,500
         101,431  Valley National Bancorp, Series A (c) (d)............     6.25%          (a)             2,840,068
           6,452  Wells Fargo & Co. (d)................................     5.85%          (a)               167,558
         100,000  Wells Fargo & Co., Series W .........................     5.70%          (a)             2,483,000
         115,455  Wintrust Financial Corp., Series D (c) (d)...........     6.50%          (a)             3,111,512
                                                                                                      --------------
                                                                                                         149,821,987
                                                                                                      --------------

                  CAPITAL MARKETS - 2.9%
         145,201  Apollo Investment Corp. (c)..........................     6.88%        07/15/43          3,762,158
          24,485  Goldman Sachs Group, Inc., Series K (d)..............     6.38%          (a)               654,239
         376,213  Morgan Stanley, Series E (c) (d).....................     7.13%          (a)            10,819,886
         633,698  Morgan Stanley, Series F (c) (d).....................     6.88%          (a)            17,452,043
          40,000  State Street Corp., Series G (d).....................     5.35%          (a)             1,018,800
         310,975  Stifel Financial Corp., Series A (c).................     6.25%          (a)             8,054,252
                                                                                                      --------------
                                                                                                          41,761,378
                                                                                                      --------------

                  CONSUMER FINANCE - 1.0%
         287,368  Capital One Financial Corp., Series C (c)............     6.25%          (a)             7,428,463
         282,289  Capital One Financial Corp., Series D (c)............     6.70%          (a)             7,672,615
                                                                                                      --------------
                                                                                                          15,101,078
                                                                                                      --------------

                  DIVERSIFIED FINANCIAL SERVICES - 0.7%
         396,387  KKR Financial Holdings LLC, Series A (c).............     7.38%          (a)            10,310,026
                                                                                                      --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
         300,000  Qwest Corp. .........................................     6.88%        10/01/54          7,701,000
         243,977  Qwest Corp. .........................................     6.63%        09/15/55          6,116,503


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
         141,191  Qwest Corp. .........................................     7.00%        02/01/56     $    3,675,202
         300,000  Qwest Corp. (c)......................................     6.50%        09/01/56          7,395,000
                                                                                                      --------------
                                                                                                          24,887,705
                                                                                                      --------------

                  ELECTRIC UTILITIES - 0.1%
          30,732  Southern (The) Co. ..................................     6.25%        10/15/75            806,408
                                                                                                      --------------

                  EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.5%
         300,000  American Homes 4 Rent, Series E (c)..................     6.35%          (a)             7,377,000
          82,300  EPR Properties, Series F ............................     6.63%          (a)             2,080,544
          87,997  Kilroy Realty Corp., Series H .......................     6.38%          (a)             2,213,125
          75,872  Taubman Centers, Inc., Series J (c)..................     6.50%          (a)             1,912,733
          85,000  Taubman Centers, Inc., Series K .....................     6.25%          (a)             2,082,500
         250,000  VEREIT, Inc., Series F (c)...........................     6.70%          (a)             6,322,500
                                                                                                      --------------
                                                                                                          21,988,402
                                                                                                      --------------

                  FOOD PRODUCTS - 3.0%
         874,388  CHS, Inc., Series 2 (c) (d)..........................     7.10%          (a)            24,036,926
         582,059  CHS, Inc., Series 3 (c) (d)..........................     6.75%          (a)            15,692,311
         114,692  CHS, Inc., Series 4 (c)..............................     7.50%          (a)             3,136,826
                                                                                                      --------------
                                                                                                          42,866,063
                                                                                                      --------------

                  INSURANCE - 5.9%
          68,407  Allstate Corp., Series E ............................     6.63%          (a)             1,807,997
         182,995  Amtrust Financial Services, Inc. (c).................     7.25%        06/15/55          4,724,931
         204,030  Amtrust Financial Services, Inc. (c).................     7.50%        09/15/55          5,272,135
         100,000  Amtrust Financial Services, Inc., Series F ..........     6.95%          (a)             2,405,000
          75,500  Aspen Insurance Holdings Ltd. .......................     5.63%          (a)             1,736,500
         203,483  Aspen Insurance Holdings Ltd. (c)....................     7.25%          (a)             5,249,861
         135,352  Axis Capital Holdings Ltd., Series C ................     6.88%          (a)             3,429,820
         379,000  Berkley (WR) Corp. (c)...............................     5.75%        06/01/56          9,399,200
         160,203  Delphi Financial Group, Inc. (d) (e).................     7.38%        05/15/37          3,594,555
         158,193  Global Indemnity Ltd. (c)............................     7.75%        08/15/45          3,975,390
          17,485  National General Holdings Corp. .....................     7.63%        09/15/55            446,742
          47,000  National General Holdings Corp., Series C ...........     7.50%          (a)             1,186,280
         107,835  PartnerRe Ltd., Series G (c).........................     6.50%          (a)             2,798,318
           7,456  PartnerRe Ltd., Series H ............................     7.25%          (a)               207,650
         225,000  Phoenix Companies, Inc. .............................     7.45%        01/15/32          4,134,375
         973,973  Reinsurance Group of America, Inc. (c) (d)...........     5.75%        06/15/56         26,102,476
         320,246  Torchmark Corp. (c)..................................     6.13%        06/15/56          8,236,727
                                                                                                      --------------
                                                                                                          84,707,957
                                                                                                      --------------

                  INTERNET SOFTWARE & SERVICES - 0.5%
         268,155  eBay, Inc. ..........................................     6.00%        02/01/56          6,947,896
                                                                                                      --------------

                  MULTI-UTILITIES - 1.4%
         502,571  Integrys Holding, Inc. (c) (d).......................     6.00%        08/01/73         12,972,614


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  MULTI-UTILITIES (CONTINUED)
         320,000  Just Energy Group, Inc., Series A (d) (f)............     8.50%          (a)        $    8,000,000
                                                                                                      --------------
                                                                                                          20,972,614
                                                                                                      --------------

                  OIL, GAS & CONSUMABLE FUELS - 0.3%
         158,900  NuStar Energy L.P., Series A (d).....................     8.50%          (a)             4,242,630
                                                                                                      --------------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.5%
         262,545  United States Cellular Corp. (c).....................     7.25%        12/01/64          6,957,442
                                                                                                      --------------
                  TOTAL $25 PAR PREFERRED SECURITIES................................................     431,371,586
                  (Cost $422,515,425)                                                                 --------------

$50 PAR PREFERRED SECURITIES - 0.1%

                  CONSUMER FINANCE - 0.1%
          38,765  SLM Corp., Series A (c)..............................     6.97%          (a)             1,957,633
                  (Cost $1,903,672)                                                                   --------------

$100 PAR PREFERRED SECURITIES - 4.1%

                  BANKS - 3.5%
          80,000  Agribank FCB (d) (e).................................     6.88%          (a)             8,525,000
         179,000  CoBank ACB, Series F (c) (d).........................     6.25%          (a)            18,302,750
          82,220  CoBank ACB, Series G (c).............................     6.13%          (a)             8,021,589
          54,250  Cobank ACB, Series H (c) (d).........................     6.20%          (a)             5,518,245
         100,000  Farm Credit Bank Of Texas (c) (d) (e)................     6.75%          (a)            10,525,000
                                                                                                      --------------
                                                                                                          50,892,584
                                                                                                      --------------

                  CONSUMER FINANCE - 0.6%
         140,000  SLM Corp., Series B (b)..............................     2.66%          (a)             8,058,750
                                                                                                      --------------
                  TOTAL $100 PAR PREFERRED SECURITIES...............................................      58,951,334
                  (Cost $55,867,346)                                                                  --------------

$1,000 PAR PREFERRED SECURITIES - 6.1%

                  BANKS - 4.3%
          12,000  AgStar Financial Services ACA (c) (d) (e) (g)........     6.75%          (a)            12,734,250
          25,859  Farm Credit Bank Of Texas, Series 1 (c) (e)..........    10.00%          (a)            31,095,447
          15,364  Sovereign Real Estate Investment Trust (e) (g).......    12.00%          (a)            19,108,975
                                                                                                      --------------
                                                                                                          62,938,672
                                                                                                      --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
          16,000  Centaur Funding Corp. (e) (g)........................     9.08%        04/21/20         18,960,000
                                                                                                      --------------

                  INSURANCE - 0.5%
           8,910  XLIT Ltd., Series D (b)..............................     4.14%          (a)             7,150,275
                                                                                                      --------------


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
$1,000 PAR PREFERRED SECURITIES (CONTINUED)

                  TOTAL $1,000 PAR PREFERRED SECURITIES.............................................  $   89,048,947
                  (Cost $91,989,813)                                                                  --------------

$1,000,000 PAR PREFERRED SECURITIES - 1.1%

                  BANKS - 1.1%
              12  FT Real Estate Securities Co., Inc. (e) (f) (g)......    9.50%           (a)            15,516,722
                  (Cost $15,990,000)                                                                  --------------


      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY         VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
CAPITAL PREFERRED SECURITIES - 100.7%

                  BANKS - 42.3%
$     16,000,000  Australia & New Zealand Banking Group
                     Ltd. (c) (d) (h) (i)..............................     6.75%          (a)            17,005,616
      33,200,000  Banco Bilbao Vizcaya Argentaria S.A. (c) (d) (i).....     9.00%          (a)            34,730,221
      16,000,000  Banco do Brasil S.A. (d) (h) (i).....................     9.00%          (a)            16,240,000
       5,800,000  Banco Mercantil del Norte S.A. (d) (h) (i)...........     5.75%        10/04/31          5,408,500
      18,000,000  Bank of America Corp., Series DD (c) (d).............     6.30%          (a)            19,305,000
      23,867,000  Bank of America Corp., Series Z (c) (d)..............     6.50%          (a)            25,627,191
          40,000  Barclays Bank PLC (h)................................    10.18%        06/12/21             50,136
      20,000,000  Barclays PLC (c) (d) (i).............................     8.25%          (a)            20,923,560
      20,500,000  BNP Paribas S.A. (c) (d) (h) (i).....................     7.63%          (a)            21,576,250
       7,500,000  BPCE S.A. (c) (d) (h)................................    12.50%          (a)             9,206,250
         800,000  Citigroup, Inc., Series E (d) (e)....................     8.40%          (a)               861,000
      25,000,000  Citigroup, Inc., Series R (c) (d)....................     6.13%          (a)            26,293,750
       9,000,000  Citigroup, Inc., Series T (c) (d)....................     6.25%          (a)             9,517,500
      25,000,000  CoBank ACB, Series I (c) (d).........................     6.25%          (a)            26,476,850
       4,000,000  Commerzbank AG (c)...................................     8.13%        09/19/23          4,578,200
      37,104,000  Cooperatieve Rabobank UA (c) (d) (h).................    11.00%          (a)            43,550,820
      32,500,000  Credit Agricole S.A. (c) (d) (h) (i).................     8.13%          (a)            34,642,563
      10,000,000  Credit Agricole S.A. (c) (d) (h).....................     8.38%          (a)            11,057,800
       5,975,000  Credit Agricole S.A. (c) (d).........................     8.38%          (a)             6,607,036
      13,000,000  Dresdner Funding Trust I (c) (h).....................     8.15%        06/30/31         15,080,000
       4,500,000  ING Groep N.V. (d) (i)...............................     6.88%          (a)             4,540,725
      15,000,000  Intesa Sanpaolo S.p.A. (c) (d) (h) (i)...............     7.70%          (a)            13,762,500
      20,000,000  JPMorgan Chase & Co., Series S (c) (d)...............     6.75%          (a)            21,913,200
      14,000,000  Lloyds Bank PLC (c) (d) (h)..........................    12.00%          (a)            18,585,000
      14,150,000  Lloyds Bank PLC (c) (d)..............................    12.00%          (a)            18,784,125
       7,248,000  Macquarie Bank Ltd. (c) (d) (i)......................    10.25%        06/20/57          7,487,097
       5,575,000  Natixis S.A. (d).....................................    10.00%          (a)             6,034,938
      23,264,000  Natixis S.A. (c) (d) (h).............................    10.00%          (a)            25,183,280
      11,290,000  NIBC Bank N.V. (c)...................................     7.63%          (a)            11,484,470
      10,000,000  Royal Bank Of Scotland Group PLC (c) (d).............     7.65%          (a)            11,607,500
      10,000,000  Royal Bank Of Scotland Group PLC (c) (d) (i).........     8.00%          (a)             9,726,300


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY         VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKS (CONTINUED)
$     25,000,000  Royal Bank Of Scotland Group PLC (c) (d) (i).........     8.63%          (a)        $   25,875,000
      24,600,000  Societe Generale S.A. (c) (d) (h) (i)................     7.38%          (a)            24,707,010
      12,750,000  Societe Generale S.A. (c) (d) (i)....................     8.25%          (a)            13,291,875
      12,400,000  Standard Chartered PLC (c) (d) (h) (i)...............     7.50%          (a)            12,474,400
      21,500,000  Wells Fargo & Co., Series K (c) (d)..................     7.98%          (a)            22,601,875
      12,670,000  Zions Bancorporation, Series J (c) (d)...............     7.20%          (a)            13,651,925
                                                                                                      --------------
                                                                                                         610,449,463
                                                                                                      --------------

                  CAPITAL MARKETS - 2.3%
       5,000,000  Aberdeen Asset Management PLC (c)....................     7.00%          (a)             5,197,845
       4,150,000  Charles Schwab Corp. (c) (d).........................     7.00%          (a)             4,716,475
       4,500,000  Credit Suisse Group AG (d) (h) (i)...................     7.50%          (a)             4,773,668
       2,500,000  Goldman Sachs Group, Inc., Series L (c) (d)..........     5.70%          (a)             2,583,500
      15,000,000  UBS Group AG (c) (d) (i).............................     7.13%          (a)            15,506,475
                                                                                                      --------------
                                                                                                          32,777,963
                                                                                                      --------------

                  DIVERSIFIED FINANCIAL SERVICES - 1.1%
      18,418,000  Glen Meadow Pass-Through Trust (b) (c) (d) (h).......     6.51%        02/12/67         15,747,390
                                                                                                      --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
      27,150,000  Koninklijke KPN N.V. (c) (d) (h).....................     7.00%        03/28/73         29,322,000
       1,000,000  Koninklijke KPN N.V. (c) (d).........................     7.00%        03/28/73          1,080,000
                                                                                                      --------------
                                                                                                          30,402,000
                                                                                                      --------------

                  ELECTRIC UTILITIES - 8.2%
      36,500,000  Emera, Inc., Series 16-A (c) (d).....................     6.75%        06/15/76         39,967,500
      34,750,000  Enel S.p.A. (c) (d) (h)..............................     8.75%        09/24/73         39,701,875
       3,000,000  Nextera Energy Capital Holdings, Inc.,
                     Series D (c) (d)..................................     7.30%        09/01/67          3,025,500
      25,400,000  PPL Capital Funding, Inc., Series A (c) (d)..........     6.70%        03/30/67         23,495,000
       6,500,000  Southern (The) Co., Series B (d).....................     5.50%        03/15/57          6,732,862
       4,179,000  Southern California Edison Co., Series E (c) (d).....     6.25%          (a)             4,603,169
                                                                                                      --------------
                                                                                                         117,525,906
                                                                                                      --------------

                  ENERGY EQUIPMENT & SERVICES - 1.8%
      24,800,000  Transcanda Trust, Series 16-A (c) (d)................     5.88%        08/15/76         26,226,000
                                                                                                      --------------

                  FOOD PRODUCTS - 4.1%
       9,000,000  Dairy Farmers of America (c) (e) (g).................     7.13%          (a)             9,607,500
      13,211,000  Land O'Lakes Capital Trust I (c) (h).................     7.45%        03/15/28         14,895,402
      23,000,000  Land O'Lakes, Inc. (c) (e) (g).......................     8.00%          (a)            24,035,000
      10,000,000  Land O'Lakes, Inc. (c) (e) (g).......................     8.00%          (a)            10,450,000
                                                                                                      --------------
                                                                                                          58,987,902
                                                                                                      --------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                     PRODUCERS - 1.6%
       9,850,000  AES Gener S.A. (d) (h)...............................     8.38%        12/18/73         10,517,830


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY         VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS
                     (CONTINUED)
$     12,150,000  AES Gener S.A. (d)...................................     8.38%        12/18/73     $   12,973,770
                                                                                                      --------------
                                                                                                          23,491,600
                                                                                                      --------------

                  INDUSTRIAL CONGLOMERATES - 0.7%
      10,000,000  General Electric Co., Series D (c) (d)...............     5.00%          (a)            10,412,500
                                                                                                      --------------

                  INSURANCE - 32.0%
       2,500,000  Aegon N.V. (b).......................................     2.29%          (a)             1,907,858
       9,600,000  AG Insurance S.A. N.V. (c) (d).......................     6.75%          (a)            10,156,166
      25,320,000  American International Group, Inc. (c) (d)...........     8.18%        05/15/58         32,472,900
      40,000,000  Aquarius & Investments PLC for Swiss
                     Reinsurance Co., Ltd. (d).........................     8.25%          (a)            42,800,000
      30,000,000  Assured Guaranty Municipal Holdings, Inc. (d) (h)....     6.40%        12/15/66         24,825,000
      11,000,000  Aviva PLC (c)........................................     8.25%          (a)            11,488,180
      38,700,000  Catlin Insurance Co., Ltd. (b) (c) (h)...............     4.00%          (a)            34,636,500
       2,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (d)......     8.25%          (a)             2,158,752
      10,600,000  CNP Assurances (c) (d)...............................     6.88%          (a)            11,323,376
      10,600,000  CNP Assurances (c) (d)...............................     7.50%          (a)            11,308,875
      12,500,000  Dai-Ichi Life Insurance Co., Ltd. (The) (c) (d)......     7.25%          (a)            14,148,437
      27,375,000  Friends Life Holdings PLC (c) (d)....................     7.88%          (a)            29,565,000
      25,616,000  La Mondiale SAM (c) (d)..............................     7.63%          (a)            27,546,166
      12,500,000  Liberty Mutual Group, Inc. (c) (d) (h)...............     7.00%        03/15/37         12,125,000
      16,210,000  Liberty Mutual Group, Inc. (c) (d) (h)...............     7.80%        03/15/37         18,560,450
       2,000,000  Liberty Mutual Group, Inc. (c) (d)...................    10.75%        06/15/58          3,045,000
      15,000,000  Metlife Capital Trust X (c) (d) (h)..................     9.25%        04/08/38         20,812,500
      17,180,000  Metlife, Inc. (c) (d)................................    10.75%        08/01/39         26,629,000
      20,000,000  Mitsui Sumitomo Insurance Co., Ltd. (c) (d) (h)......     7.00%        03/15/72         22,751,400
       3,000,000  Nationwide Financial Services Capital Trust (c)......     7.90%        03/01/37          3,271,767
      19,700,000  Nationwide Financial Services, Inc. (c)..............     6.75%        05/15/37         20,586,500
      20,250,000  QBE Insurance Group Ltd. (d).........................     6.75%        12/02/44         21,616,875
      24,300,000  QBE Insurance Group, Ltd. (c) (d) (h)................     7.50%        11/24/43         27,033,750
      25,000,000  Sirius International Group Ltd. (d) (e) (g)..........     7.51%          (a)            25,500,000
       6,800,000  Stancorp Financial Group, Inc. (c) (d)...............     6.90%        06/01/67          5,661,000
                                                                                                      --------------
                                                                                                         461,930,452
                                                                                                      --------------

                  METALS & MINING - 1.2%
      15,000,000  BHP Billiton Finance USA Ltd. (c) (d) (h)............     6.75%        10/19/75         17,028,750
                                                                                                      --------------

                  OIL, GAS & CONSUMABLE FUELS - 2.6%
      20,510,000  Enbridge Energy Partners L.P. (c) (d)................     8.05%        10/01/37         19,997,250
       2,500,000  Enterprise Products Operating LLC, Series A (b)......     4.74%        08/01/66          2,440,875
      15,000,000  Enterprise Products Operating LLC, Series B (c)......     7.03%        01/15/68         15,673,050
                                                                                                      --------------
                                                                                                          38,111,175
                                                                                                      --------------


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY         VALUE
----------------  -----------------------------------------------------  -----------  --------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  TRANSPORTATION INFRASTRUCTURE - 0.7%
$     10,000,000  AerCap Global Aviation Trust (c) (d) (h).............     6.50%        06/15/45     $   10,350,000
                                                                                                      --------------
                  TOTAL CAPITAL PREFERRED SECURITIES................................................   1,453,441,101
                  (Cost $1,454,059,805)                                                               --------------

                  TOTAL INVESTMENTS - 142.0%........................................................   2,050,287,323
                  (Cost $2,042,326,061) (j)

                  OUTSTANDING LOAN - (44.7%)........................................................    (645,000,000)

                  NET OTHER ASSETS AND LIABILITIES - 2.7%...........................................      38,502,962
                                                                                                      --------------
                  NET ASSETS - 100.0%...............................................................  $1,443,790,285
                                                                                                      ==============

-----------------------------

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at January 31, 2017.

(c) All or a portion of this security serves as collateral on the outstanding loan.

(d) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at January 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors, LLC (the "Sub-Advisor").

(f) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2017, securities noted as such are valued at $23,516,722 or 1.6% of net assets.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments).

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2017, securities noted as such amounted to $585,760,077 or 40.6% of net assets.

(i) This security is a contingent convertible capital security, which may be subject to conversion into common stock of the issuer under certain circumstances. At January 31, 2017, securities noted as such amounted to $282,671,760 or 13.5% of managed assets. Of these securities,14.2% originated in emerging markets and 85.8% originated in foreign markets.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of January 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $45,599,249 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $37,637,987.


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)


INTEREST RATE SWAP AGREEMENTS:

                                       EXPIRATION
COUNTERPARTY         FLOATING RATE(1)     DATE     NOTIONAL AMOUNT  FIXED RATE (1)      VALUE
-------------------  ----------------  ----------  ---------------  --------------  -------------
Bank of Nova Scotia   1 month LIBOR     1/23/25    $   165,000,000      1.786%      $   3,448,588
                                                   ---------------                  -------------

(1) The Fund pays the fixed rate and received the floating rate. The floating rate on January 31, 2017 was 0.776%.

-----------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of January 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                                                     LEVEL 2         LEVEL 3
                                                      TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                     VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                    1/31/2017         PRICES          INPUTS          INPUTS
                                                  --------------  --------------  --------------  --------------
$25 Par Preferred Securities:
      Insurance ................................  $   84,707,957  $   76,598,192  $    8,109,765  $           --
      Multi-Utilities ..........................      20,972,614              --      20,972,614              --
      Other industry categories* ...............     325,691,015     325,691,015              --              --
$50 Par Preferred Securities ...................       1,957,633       1,957,633              --              --
$100 Par Preferred Securities:
       Banks ...................................      50,892,584              --      50,892,584              --
       Consumer Finance ........................       8,058,750       8,058,750              --              --
$1,000 Par Preferred Securities ................      89,048,947              --      89,048,947              --
$1,000,000 Par Preferred Securities*............      15,516,722              --              --      15,516,722
Capital Preferred Securities* ..................   1,453,441,101              --   1,453,441,101              --
                                                  --------------  --------------  --------------  --------------
Total Investments ..............................   2,050,287,323     412,305,590   1,622,465,011      15,516,722

Interest Rate Swaps** ..........................       3,448,588              --       3,448,588              --
                                                  --------------  --------------  --------------  --------------
Total                                             $2,053,735,911  $  412,305,590  $1,625,913,599  $   15,516,722
                                                  ==============  ==============  ==============  ==============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at January 31, 2017.

Level 3 Par Preferred Securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Funds's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


                        See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JANUARY 31, 2017 (UNAUDITED)


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
      $1,000,000 Par Preferred Securities         $   15,800,486
Net Realized Gain (Loss)                                      --
Net Change in Unrealized
Appreciation/Depreciation                               (283,764)
Purchases                                                     --
Sales                                                         --
Transfers In                                                  --
Transfers Out                                                 --
ENDING BALANCE AT JANUARY 31, 2017
      $1,000,000 Par Preferred Securities             15,516,722
                                                  --------------
Total Level 3 holdings                            $   15,516,722
                                                  ==============


There was a net change of $(283,764) in unrealized appreciation (depreciation) from Level 3 investments held as of January 31, 2017.


                        See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          JANUARY 31, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPF on the New York Stock Exchange ("NYSE").

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per common share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")), for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          JANUARY 31, 2017 (UNAUDITED)

which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of January 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2017, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          JANUARY 31, 2017 (UNAUDITED)

stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                   PAR
                                                ACQUISITION      AMOUNT/        CURRENT       CARRYING                    % OF NET
SECURITY                                           DATE           SHARES         PRICE          COST         VALUE         ASSETS
--------------------------------------------  ---------------  ------------  -------------  ------------  ------------  ------------
AgStar Financial Services ACA,  6.75%         5/29/13-7/31/15        12,000  $    1,061.19  $ 12,105,000  $ 12,734,250      0.88%
Centaur Funding Corp., 9.08%, 04/21/20        5/29/13-5/31/1         16,000       1,185.00    20,528,750    18,960,000      1.31
FT Real Estate Securities Co., Inc., 9.50%        6/15/16                12    1293,060.20    15,990,000    15,516,722      1.08
Sovereign Real Estate Investment Trust,
   12.00%                                     6/11/13-3/22/16        15,364       1,243.75    20,231,885    19,108,975      1.32
Dairy Farmers of America, 7.13%                   9/15/16      $  9,000,000         106.75     9,000,000     9,607,500      0.67
Land O' Lakes, Inc., 8.00%                    7/09/15-3/18/1   $ 23,000,000         104.50    23,032,500    24,035,000      1.66
Land O' Lakes, Inc., 8.00%                        4/11/16      $ 10,000,000         104.50    10,000,000    10,450,000      0.72
Sirius International Group Ltd., 7.51%        8/6/14-4/24/15   $ 25,000,000         102.00    26,480,164    25,500,000      1.77
                                                                                            ------------  ------------     -----
                                                                                            $137,368,299  $135,912,447      9.41%
                                                                                            ============  ============     =====

D . SWAP AGREEMENTS

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at January 31, 2017 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset.

The Fund held interest rate swap agreements at January 31, 2017. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

3. DERIVATIVE TRANSACTIONS

The average volume of interest rate swaps was $165,000,000 for the fiscal year to date period (November 1, 2016 to January 31, 2017).

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2017
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 20, 2017
     ----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: March 20, 2017
     ----------------

* Print the name and title of each signing officer under his or her signature.